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                                                                    Exhibit 23.2


                Consent of Corbin & Wertz, Independent Auditors


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of our report dated November 20, 1998 appearing in your Annual Report on Form 10-KSB of Biozhem Cosmeceuticals, Inc. for the year ended September 30, 1998.


                                                                  CORBIN & WERTZ


Irvine, California
January 7, 1999



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